UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2008

EPICEPT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51290 (Commission File Number)	52-1841431 (IRS Employer Identification No.)

777 Old Saw Mill River Road Tarrytown, NY (Address of Principal Executive Offices)	10591 (Zip Code)

(914) 606-3500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 23, 2008, the registrant, EpiCept Corporation (the “Company”), announced the proposed public offering of up to 10 million shares of its common stock, par value $0.0001 per share, warrants to purchase up to 10 million shares of its common stock and the issuance of such shares upon exercise of such warrants. The Company intends to use the net proceeds it receives to meet the Company’s working capital needs and general corporate purposes through July 2008, and to pay certain fees owed to Hercules Technology Growth Capital, Inc. (“Hercules”). A copy of the form of Securities Purchase Agreement is attached hereto and incorporated herein by reference as Exhibit 10.1. A copy of the form of Warrant is attached hereto and incorporated herein by reference as Exhibit 10.2. A copy of the press release is attached hereto and incorporated herein by reference as Exhibit 99.1.

Rodman & Renshaw, LLC, a subsidiary of Rodman & Renshaw Capital Group, Inc. will act as the exclusive placement agent for the offering. A copy of the Placement Agent Agreement is attached hereto and incorporated herein by reference as Exhibit 10.3.

The Securities are to be offered under the Company’s previously filed and effective Registration Statement on Form S-3 (Registration No. 333-145561). On August 17, 2007, the Company filed a base prospectus, and intends to file a prospectus supplement relating to the offering with the Securities and Exchange Commission within the period required by law. A copy of the Preliminary Prospectus Supplement is attached hereto and incorporated herein by reference as Exhibit 10.4 and is filed herewith for Regulation FD purposes.

Item 1.01 Entry into a Material Definitive Agreement.

On June 23, 2008, in exchange for waiving certain prior financing requirements, the Company agreed to amend certain terms in its senior secured loan agreement and to issue a warrant to purchase shares of its common stock to Hercules. Such amended terms include accelerating payment due dates, paying amendment and other fees and increasing the applicable interest rate. A copy of the amendment is attached hereto and incorporated herein by reference as Exhibit 10.5. A copy of the warrant is attached hereto and incorporated herein by reference as Exhibit 10.6.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

10.1	Form of Securities Purchase Agreement.
10.2	Form of Warrant.
10.3	Placement Agent Agreement, dated May 28, 2008.
10.4	Preliminary Prospectus Supplement.
10.5	Second Amendment to Loan and Security Agreement, by and among EpiCept Corporation, Maxim Pharmaceuticals Inc. and Hercules Technology Growth Capital, Inc., dated as of June 23, 2008.
10.6	Common Stock Warrant, by and between EpiCept Corporation and Hercules Technology Growth Capital, Inc., dated as of June 23, 2008.
99.1	Press release, dated June 23, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICEPT CORPORATION
By:	/s/ Robert W. Cook
Name:	Robert W. Cook
Title:	Chief Financial Officer

Date: June 23, 2008

EXHIBIT INDEX

No.	Description
10.1	Form of Securities Purchase Agreement.
10.2	Form of Warrant.
10.3	Placement Agent Agreement, dated May 28, 2008.
10.4	Preliminary Prospectus Supplement.
10.5	Second Amendment to Loan and Security Agreement, by and among EpiCept Corporation, Maxim Pharmaceuticals Inc. and Hercules Technology Growth Capital, Inc., dated as of June 23, 2008.
10.6	Common Stock Warrant, by and between EpiCept Corporation and Hercules Technology Growth Capital, Inc., dated as of June 23, 2008.
99.1	Press release, dated June 23, 2008.